UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2015

INTERCONTINENTAL EXCHANGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

5660 New Northside Drive, Third Floor Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 22, 2015, Intercontinental Exchange, Inc. (the “Company”) amended and restated its Amended and Restated Certificate of Incorporation and amended and restated its Fourth Amended and Restated Bylaws to delete certain provisions relating to the Company’s ownership of Euronext and certain of its subsidiaries that by their terms automatically became void and of no further effect upon the sale of Euronext by the Company.

The full text of the Company’s Second Amended and Restated Certificate of Incorporation and the full text of the Company’s Fifth Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Intercontinental Exchange, Inc., dated May 22, 2015.

3.2	Fifth Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated May 22, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 27, 2015	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Intercontinental Exchange, Inc., dated May 22, 2015.

3.2	Fifth Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated May 22, 2015.